SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported):

September 29, 2006

ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13638	13-3711775

(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

417 Fifth Avenue, New York, New York 10016
(Address of principal executive offices) (Zip code)

(212) 576-4000
(Registrant's telephone number, including area code)

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 29, 2006, Marvel Entertainment, Inc. (“Marvel”) amended its $525 million film slate credit facility (the “Facility”) to enable the funding of its “Iron Man” and “The Incredible Hulk” feature film projects through the Facility. A copy of Marvel’s October 4, 2006 press release announcing the amendment to the Facility is attached as Exhibit 99.1.

In connection with this amendment, Marvel’s subsidiaries have executed the following material agreements:

(1)

Amendment No. 1 to Transaction Documents dated as of September 29, 2006 by and among Marvel Characters, Inc., HSBC Bank USA, National Association, in its capacity as Collateral Agent, Ambac Assurance Corporation, in its capacity as Control Party, MVL Productions LLC, Marvel Studios, Inc., MVL Rights LLC and MVL Film Finance LLC (“Amendment No.1”). Under Amendment No.1, Marvel Characters, Inc. is assigning intellectual property and agreements related to the characters, “The Hulk”, “Iron Man” and related subsidiary and minor characters to MVL Rights LLC. In addition, pursuant to Amendment No.1, Marvel’s existing agreement with Universal Pictures for the distribution of “The Incredible Hulk” motion picture has been added as an acceptable “studio distribution agreement” for such motion picture under the Facility. The above description of the terms of Amendment No.1 is qualified in its entirety by reference to the full text of Amendment No.1, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.;

(2)

Hulk Exclusive Cross License Agreement dated as of September 29, 2006 by and between MVL Rights LLC and MVL Film Finance LLC (“Hulk Cross License”). Under the Hulk Cross License, MVL Rights LLC is licensing the rights to produce theatrical motion pictures (and other related rights) featuring the character, “The Hulk” to MVL Film Finance LLC, and MVL Film Finance LLC is licensing particular rights related to such motion pictures to MVL Rights LLC. The above description of the terms of the Hulk Cross License is qualified in its entirety by reference to the full text of the Hulk Cross License, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.; and

(3)

Iron Man Exclusive Cross License Agreement dated as of September 29, 2006 by and between MVL Rights LLC and MVL Film Finance LLC (“Iron Man Cross License”). Under the Iron Man Cross License, MVL Rights LLC is licensing the rights to produce theatrical motion pictures (and other related rights) featuring the character, “Iron Man” to MVL Film Finance LLC, and MVL Film Finance LLC is licensing particular rights related to such motion pictures to MVL Rights LLC. The above description of the terms of the Iron Man Cross License is qualified in its entirety by reference to the full text of the Iron Man Cross License, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1

Amendment No. 1 to Transaction Documents dated as of September 29, 2006 by and among Marvel Characters, Inc., HSBC Bank USA, National Association, in its capacity as Collateral Agent, Ambac Assurance Corporation, in its capacity as Control Party, MVL Productions LLC, Marvel Studios, Inc., MVL Rights LLC and MVL Film Finance LLC.

10.2	Hulk Exclusive Cross License Agreement dated as of September 29, 2006 by and between MVL Rights LLC and MVL Film Finance LLC.
10.3	Iron Man Exclusive Cross License Agreement dated as of September 29, 2006 by and between MVL Rights LLC and MVL Film Finance LLC.
99.1	Marvel’s press release dated October 4, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARVEL ENTERTAINMENT, INC.

By: /s/ John Turitzin
Name:	John Turitzin
Title:	Executive Vice President, Office of the Chief Executive

Date: October 5, 2006

EXHIBIT INDEX

Exhibit No.	Description
10.1

Amendment No. 1 to Transaction Documents dated as of September 29, 2006 by and among Marvel Characters, Inc., HSBC Bank USA, National Association, in its capacity as Collateral Agent, Ambac Assurance Corporation, in its capacity as Control Party, MVL Productions LLC, Marvel Studios, Inc., MVL Rights LLC and MVL Film Finance LLC.

10.2	Hulk Exclusive Cross License Agreement dated as of September 29, 2006 by and between MVL Rights LLC and MVL Film Finance LLC.
10.3	Iron Man Exclusive Cross License Agreement dated as of September 29, 2006 by and between MVL Rights LLC and MVL Film Finance LLC.
99.1	Marvel’s press release dated October 4, 2006.